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                                    GMO TRUST

                        SUPPLEMENT DATED FEBRUARY 1, 2000
                                       TO
                   PELICAN FUND PROSPECTUS DATED JUNE 30, 1999
                           AS AMENDED AUGUST 30, 1999

         The Pelican Fund (the "Fund") is pleased to announce that, effective February 1, 2000, Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), the Fund's investment manager, has agreed to reduce its compensation under the investment advisory agreement between GMO and the Fund from 0.90% to 0.75%. In addition, and also effective as of February 1, 2000, GMO has contractually agreed to reimburse the Fund with respect to certain Fund expenses at least through June 30, 2000 to the extent that the Fund's total annual operating expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) and transfer taxes) would otherwise exceed 0.75% of the Fund's average daily net assets.